                                                                    EXHIBIT 4.01


NUMBER                                                     SHARES
FFI
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      CUSIP 346375 10 8

                                   FORMFACTOR
                                FORMFACTOR, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

       THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND
                                NEW YORK CITY, NY

This
certifies
that






    is the
registered
  owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

                                FORMFACTOR, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

           /s/ Igor Khandros
   PRESIDENT AND CHIEF EXECUTIVE OFFICER                                            COUNTERSIGNED AND REGISTERED
                                                       [Corporate Seal]                 EquiServe Trust Company, N.A.
           /s/ Jens Meyerhoff                                                               TRANSFER AGENT AND REGISTRAR
        CHIEF FINANCIAL OFFICER                                                     BY          /s/ [illegible]
                                                                                                    AUTHORIZED SIGNATURE

                                FORMFACTOR, INC.

      The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each such class of stock or series thereof. Any such request should be made to the Secretary of the Corporation at its principal place of business or to the Transfer Agent and Registrar.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

        TEN COM  --  as tenants in common                       UNIF GIFT MIN ACT   --     ______________ Custodian ____________
        TEN ENT  --  as tenants by the entireties                                              (Cust)                  (Minor)
        JT TEN   --  as joint tenants with right of                                        under Uniform Gifts to Minors
                     survivorship and not as tenants                                       Act _________________________________
                     in common                                                                              (State)
                                                                UNIF TRF MIN ACT    --     ________ Custodian (until age ______)
                                                                                            (Cust)
                                                                                           _____________ under Uniform Transfers
                                                                                              (Minor)
                                                                                           to Minors Act _______________________
                                                                                                                 (State)


     Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------

-----------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------
                                          X
                                           -------------------------------------

                                          X
                                           -------------------------------------

                                   NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By
  ----------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15